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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 15, 2004

                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

             (Exact Name of Registrant as Specified in the Charter)

-----------------------------      ---------------------     -------------------
          Delaware                        0-25198                 36-3973627
(State or other jurisdiction       (Commission File No.)        (IRS Employer
     or incorporation)                                       Identification No.)
-----------------------------      ---------------------     -------------------


                      Universal Automotive Industries, Inc.
                           11859 South Central Avenue
                              Alsip, Illinois 60803
                    (Address of principal executive offices)

                                 (708) 293-4050
              (Registrant's telephone number, including area code)


                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS.

         On October 15, 2004, Universal Automotive Industries, Inc. (the "Company"), issued a letter to its shareholders and press release addressing the Company's progress in integrating a milestone acquisition (TRW Automotive, Inc.) completed earlier this year. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The text of the letter to the shareholders is identical to the text of the press release.

         The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished solely pursuant to Item 8.01 of this Report. Consequently, it is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this report.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit 99.1 Press Release issued by the Company on October 15, 2004 addressing the Company's progress integrating a milestone acquisition (TRW Automotive, Inc.) completed earlier this year.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                                           /s/ Arvin Scott
                                           ---------------------------------
                                           Arvin Scott
                                           President and Chief Executive Officer

Dated:  October 15, 2004




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                                  EXHIBIT INDEX

Exhibit
 Number            Description
-------            -----------

   99.1 Press Release issued by the Company on October 15, 2004 addressing the Company's progress in integrating a milestone acquisition (TRW Automotive, Inc.) completed earlier this year.